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                                                                   EXHIBIT 10.44

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                         WARRANT SUBSCRIPTION AGREEMENT




                                 BY AND BETWEEN




                           AMERICAN EAGLE GROUP, INC.
                          (Company and Warrant Agent)



                                      AND




                         AMERICAN FINANCIAL GROUP, INC.
                                (Warrant Agent)





                          Dated as of November 5, 1996



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                         WARRANT SUBSCRIPTION AGREEMENT


         WARRANT SUBSCRIPTION AGREEMENT ("Agreement"), dated as of November 5, 1996 between AMERICAN EAGLE GROUP, INC., a Delaware corporation (the "Company"), and AMERICAN FINANCIAL GROUP, INC., an Ohio corporation ("AFG").

         The Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 800,000 shares of its Common Stock, no par value, ("Common Stock"), (the shares of Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), pursuant to a Securities Purchase Agreement between the Company and American Financial Group, Inc., an Ohio corporation, dated as of November 5, 1996 (the "Securities Purchase Agreement"), pursuant to which the Company will issue certain of its securities, including the Warrants, each Warrant entitling the holder thereof to purchase one share of Common Stock.

         In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants (the "Holders"), the Company and AFG hereby agree as follows:

         SECTION 1. APPOINTMENT OF WARRANT AGENT. Until such time as the Company receives notification from the Holders of their intent to require the Company to register the Warrants with the Securities and Exchange Commission (a "Registration"), the Company agrees to act as the Warrant Agent (the "Warrant Agent") in accordance with the instructions hereinafter set forth in this Agreement. Thereafter, the Company shall appoint a successor to act as Warrant Agent in accordance with Section 17 hereof.

             SECTION 2.     TRANSFERABILITY AND FORM OF WARRANT.

                 2.1 REGISTRATION. The Warrants shall be numbered and shall be registered in a Warrant Register as they are issued. The Company and the Warrant Agent shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

                 2.2 TRANSFER. The Warrants shall be transferable only on the books of the Company maintained at the principal office of the Warrant Agent upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or





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accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any registration of transfer, the Warrant Agent shall countersign and deliver a new Warrant or Warrants to the persons entitled thereto.

                 2.3 FORM OF WARRANT. The text of the Warrant and of the Purchase Form shall be substantially as set forth in Exhibit A attached hereto. The number of warrants, the price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or an Assistant Secretary. The signature of any such officers on the Warrants may be manual or facsimile.

                 Warrants bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrants or did not hold such offices on the date of this Agreement.

                 Warrants shall be dated as of the date of countersignature thereof by the Warrant Agent either upon initial issuance or upon division, exchange, substitution or transfer.

         SECTION 3. COUNTERSIGNATURE OF WARRANTS. The Warrants shall be countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrants may be countersigned, however, by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company, countersign, issue and deliver Warrants entitling the Holders thereof to





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purchase not more than 800,000 Warrant Shares (subject to adjustment pursuant to Sections 9 and 10 hereof) and shall countersign and deliver Warrants as otherwise provided in this Agreement.

         SECTION 4. EXCHANGE OF WARRANT CERTIFICATES. Each Warrant certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

             SECTION 5.     TERM OF WARRANTS; EXERCISE OF WARRANTS.

                 5.1 TERM OF WARRANTS; CANCELLATION. Subject to this Agreement, each Holder shall have the right to purchase from the Company the number of fully paid and nonassessable Warrant Shares that the Holder may at the time be entitled to purchase on exercise of such Warrants. Such right may be exercised commencing the first business day following the termination of the Securities Purchase Agreement pursuant to Section 9.1 (d) or (e) thereof. The Warrants shall thereafter remain exercisable until 5:00 p.m., New York time, on November 4, 2003. Notwithstanding the foregoing, the Warrants shall be cancelled and this Agreement terminated simultaneously with a "closing" under the Securities Purchase Agreement.

                 5.2 EXERCISE OF WARRANTS. A Warrant may be exercised upon surrender to the Warrant Agent at its principal office, of the certificate or certificates evidencing the Warrants to be exercised, together with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., and upon payment to the Warrant Agent for the account of the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 9 and 10 hereof), for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Warrant Price shall be made in cash, by certified or bank cashier's check drawn on a banking institution chartered by the government of the United States or any state thereof, or by surrender of outstanding Company debt at its face value (including accrued interest to the date of exercise) or any combination thereof.





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                 Subject to Section 6 hereof, upon such surrender of Warrants and payment of the Warrant Price as aforesaid, the Warrant Agent shall cause to be issued and delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 11 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price, as aforesaid. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificate or certificates pursuant to the provisions of this Section and of Section 3 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant certificates duly executed on behalf of the Company for such purpose.

         SECTION 6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or certificates for Warrant Shares in a name other than that of the registered Holder of Warrants in respect of which such Warrant Shares are issued.

         SECTION 7. MUTILATED OR MISSING WARRANTS. In case any of the certificates evidencing the Warrants shall be mutilated, lost stolen or destroyed, the Company shall issue, and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also reasonably satisfactory to them. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.





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              SECTION 8.    RESERVATION OF WARRANT SHARES; PURCHASE, CALL AND
CANCELLATION OF WARRANTS.

                 8.1 RESERVATION OF WARRANT SHARES. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The Transfer Agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed stock certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 11 hereof. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company.

                 8.2 PURCHASE OF WARRANTS BY THE COMPANY. The Company shall have the right, except as limited by law, other agreements or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

                 8.3 CANCELLATION OF WARRANTS. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be delivered to the Warrant Agent and be canceled by it and retired. The Warrant Agent shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

              SECTION 9. WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon exercise of Warrants shall be $3.45 (the "Warrant Price"), subject to adjustment pursuant to Section 10 hereof.

              SECTION 10.   ADJUSTMENT OF WARRANT PRICE AND NUMBER OF
WARRANT SHARES. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.





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                10.1        MECHANICAL ADJUSTMENTS.  The number of Warrant
Shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

                            (a) Stock Dividends. In case the Company shall declare a dividend or other distribution on shares of Common Stock which is payable in Common Stock, then the Warrant Price in effect immediately prior to the declaration of such dividend or distribution shall be reduced to the quotient obtained by dividing (i) the product of (x) the number of shares of Common Stock outstanding immediately prior to such declaration, multiplied by (y) the then effective Warrant Price, by (ii) the total number of shares of Common Stock outstanding immediately after such dividend or other distribution is paid. The registered holder of each Warrant shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

                            (b) Stock Splits and Reverse Splits. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Warrant Price in effect at the opening of business on the day immediately prior to the day upon which such subdivision becomes effective shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Warrant Price in effect at the opening of business on the day immediately prior to the day upon which such combination becomes effective shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                            (c)      Reclassification of Stock.  The
                reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 10.5 below applies) shall be





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                deemed to involve (x) a distribution of securities other than
                Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the Record Date within the meaning of subsection (d) below), and (y) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" as the case may be, within the meaning of subsection (b) above.)

                            (d) Rights, Options, Warrants and Convertible Securities. In case the Company shall issue rights, options, or warrants or shall issue securities convertible or exchangeable for shares of Common Stock ("Convertible Securities") to all holders of its outstanding Common Stock, without any charge to such holders, entitling them (for a period within forty five (45) days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date fixed for the determination of stockholders entitled to receive such rights, options, warrants or Convertible Securities (other than pursuant to a dividend reinvestment plan or pursuant to any employee or director benefit or stock option plan) (the "Record Date") than the then current market price per share of Common Stock (as defined in paragraph (j) below) the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date of such rights, options, warrants or Convertible Securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date of such rights, options, warrants or Convertible Securities plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then current market price per share (as defined in paragraph (j) below) of Common Stock. Such adjustment shall be made whenever such rights, options, warrants or Convertible Securities are issued, and shall become effective immediately after the opening of business on the day following the Record Date for the determination of stockholders entitled to receive such rights,





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                options, warrants or Convertible Securities.  Upon the
                foregoing adjustment having been made, the Warrant Price payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price in effect immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter. For the purpose of this paragraph (d), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or issuable pursuant to warrants held in or issued to treasury but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

                            (e) Extraordinary Events. In case the Company shall distribute to all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and the extraordinary events referred to in paragraphs (a) through (c) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase evidences of such indebtedness or assets, then in each case the Warrant Price shall be reduced by multiplying the Warrant Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such a distribution by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (j) below) on the date of such distribution, less the then fair value (as determined in good faith by the Board of Directors of the Company, whose determination shall in the absence of manifest error be conclusive) of the portion of the assets or evidences of indebtedness so distributed and of which the denominator shall be the then current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective immediately prior to the opening of business on the day following the record date for the determination of stockholders entitled to receive such distribution.

                            In the event of a distribution by the Company to
                all holders of its shares of Common Stock of capital stock of a subsidiary or rights, options, warrants or Convertible Securities for such stock, then in lieu of an adjustment in the Warrant Price, the Holder of each Warrant, upon the exercise thereof at any time after such distribution shall be entitled to receive the stock or other





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                 securities to which such Holder would have been entitled if such Holder had exercised such Warrant immediately prior to such distribution.

                 (f) Sale of Convertible Securities. In case the Company shall issue or sell Convertible Securities (excluding issuances or sales referred to in paragraph (d) above), there shall be determined the price per share for which shares of Common Stock are issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the average of the maximum and minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities by
         (b) the maximum number of shares of Common Stock of the Company issuable upon conversion or exchange of all of such Convertible Securities; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined.

                 If such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted Warrant Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same.

                 (g) Rights, Warrants, Options -- Common Stock. In case the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire shares of Common Stock (excluding grants pursuant to employee or director stock option or benefit plans and grants referred to in paragraph (d) above), there shall be determined the minimum price per share for which a share of Common Stock is issuable upon the exercise of all such rights, warrants or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, warrants or options, plus the average of the maximum and minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, warrants or options by (b) the maximum number of shares of Common Stock of the Company issuable upon the exercise of all such rights, warrants or options, and the granting of all such rights, warrants or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights, warrants or options) of such maximum number of shares of Common Stock at the price per share so determined.





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                 If such rights, warrants or options shall by their terms
         provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Warrant Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same.

                 (h) Rights, Warrants, Options -- Convertible Securities. In case the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire Convertible Securities, such Convertible Securities shall be deemed, for the purposes of paragraph (f), to have been issued and sold (as of the actual date of issue or sale of such Convertible Securities) for the total amount received or receivable by the Company as consideration for the granting of such rights, warrants or options plus the average of the maximum and minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such rights, warrants or options.

                 If such rights, warrants or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted Warrant Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same.

                 (i) Sales Below Market Price. In case the Company shall issue or sell its shares of Common Stock or be deemed to have issued or sold Common Stock in accordance with the provisions of paragraphs (f), (g) or (h) above, for a consideration per share which is below the then current market price per share (as defined in paragraph (j)) for its shares of Common Stock, then the following provisions shall apply. An Adjusted Fair Market Value shall be computed (to the nearest cent, a half cent or more being considered a full cent) by dividing:

                            (i) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the then current market price (as defined in paragraph (j) below), plus (y) the consideration, if any, received by the Company upon such issue or sale; by

                            (ii) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.





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                 The resulting number shall be deemed to be the Adjusted Fair
         Market Value per share. Thereafter, the Warrant Price shall be adjusted to be equal to the product of the Warrant Price in effect immediately prior to such actions, multiplied by a fraction the numerator of which is the Adjusted Fair Market Value per share and the denominator of which is the current market price per share, immediately prior to such actions as determined in paragraph (j) below. Upon any such adjustment of the Warrant Price hereunder, the number of shares of Common Stock acquirable upon exercise of this Warrant will be adjusted to the number of shares determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.


                 The provisions of this paragraph (i) shall not apply to an issuance or sale of shares of the Company's Common Stock in connection with an underwritten public offering for cash, unless the underwritten public offering is in the form of a transaction exempted from registration in the United States under Regulation S.

                 (j)        For the purpose of any computation under paragraphs
         (d), (e) and (i) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for thirty (30) consecutive trading days commencing forty five
         (45) trading days before the date of such computation. The closing price for each day shall be the last reported sales price regular way or, in case no reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the New York Stock Exchange or, if the Common Stock is no longer listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares of Common stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices of the Common Stock in the over-the- counter market as reported by the National Association of Securities Dealers Automated Quotations National Market System (or any comparable system) or, if the Common Stock is not quoted on such National Market System (or any comparable system), the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose or, in the absence of such quotations, such other method of determining market value as the Board of Directors shall in good faith from time to time reasonably deem to be fair.





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         In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

                 (k) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                 (l) No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made under paragraphs (d) and (e) if the Company issues or distributes to each Holder of Warrants the rights, options, warrants, or convertible or exchangeable securities, or evidence of indebtedness or assets referred to in those paragraphs which each Holder of Warrants would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant need be made for sales of Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the Warrant Shares. No such adjustment need be made in respect of the issuance and subsequent exercise of employee or director benefit or stock option shares of Common Stock.

                 (m) For the purpose of this subsection 10.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or
         (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (c) above, the Holders shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraph
         (a) through (i), inclusive, above, and the provisions of Section 5 and subsections 10.2 through 10.4, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

                 (n) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Warrant Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale of grant of such rights, options, warrants or conversion or exchange rights.

                 10.2 DETERMINATION OF CONSIDERATION. Upon any issuance or sale for a consideration other than cash, or a consideration part of which is other than cash, of any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any shares of Common Stock or Convertible Securities, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to subscribe for, purchase or otherwise acquire any shares of Common Stock or Convertible Securities shall be issued or sold together with other shares, stock or securities or other assets of the Company for a consideration which covers both, the consideration for the issue or sale of such shares of Common Stock or Convertible Securities or such rights or options shall be deemed to be the portion of such consideration allocated thereto in good faith by the Board of Directors of the Company.

                 10.3 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall in the absence of manifest error be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Warrant Price or the number of Warrant Shares or other stock or property purchasable on exercise thereof, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

                 10.4 NO ADJUSTMENT OF DIVIDENDS. Except as provided in subsection 10.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

                 10.5 PRESERVATION OF PURCHASE RIGHTS ON ACCOUNT OF RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrant Agent an agreement that each Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of cash, shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The provisions of this subsection
10.5 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Warrant Agent shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating to the kind or amount of shares of stock or other securities or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such agreement.

                 10.6 STATEMENT ON WARRANTS. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the

Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         SECTION 11. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this
Section 11, be issuable on the exercise of any Warrant (or specified portion thereof), the Warrant Agent shall pay (and shall be promptly reimbursed by the Company upon demand therefor) an amount in cash equal to the closing price for one share of the Common Stock, as defined in paragraph (i) of subsection 10.1, on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

         SECTION 12.        NO RIGHTS AS STOCKHOLDERS; NOTICES TO HOLDERS.
Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

                 (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the holders of its shares of Common Stock; or

                 (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into shares of Common Stock or any right to subscribe thereto; or

                 (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed, then in any one or more of said events the Company shall give notice in writing of such event to the Warrant Agent and the Holders as provided in Section 18 hereof, such giving of notice to be completed at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up.

         SECTION 13.        DISPOSITION OF PROCEEDS ON EXERCISE OF WARRANTS;
INSPECTION OF WARRANT SUBSCRIPTION AGREEMENT. The Warrant Agent shall account to the Company with respect to Warrants exercised two business days thereafter and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

         The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its principal office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant agent may request.

         SECTION 14. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporation trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 16 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases Warrants shall have the full force provided in the Warrants and in this Agreement.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such Warrants shall have the full force provided in the Warrants and in this Agreement.

             SECTION 15.    LEGEND.

                 15.1 SECURITIES ACT LEGEND. Each certificate representing the Warrants may be endorsed with the following legend and any other legend required by applicable state securities laws:

                 THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                 The Company need not register a transfer of any Warrant, and may also instruct its transfer agent not to register the transfer of the Warrants unless the conditions specified in the foregoing legends are satisfied.

                 15.2       REMOVAL OF LEGEND.

                 (a)        Any legend endorsed on a certificate pursuant to
Section 15.1 and the stop transfer instructions with respect to such Warrants shall be removed and the Company shall issue a certificate without such legend to any Holder if such Warrants are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if the Holder provides the Company with an opinion of counsel, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Warrants may be made without registration.

                 (b)        Any legend endorsed on a certificate pursuant to
Section 15.1 and the stop transfer instructions with respect to such Warrants shall be removed upon receipt by the Company of either a legal opinion reasonably satisfactory to the Company to the effect that such legend may be removed, or appropriate federal or state securities authority authorizing such removal.

             SECTION 16. CONCERNING THE WARRANT AGENT. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound.

                 16.1 CORRECTNESS OF STATEMENTS. The statements contained herein and in the Warrants shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

                 16.2 BREACH OF COVENANTS. The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant to be complied with by the Company.

                 16.3 PERFORMANCE OF DUTIES. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                 16.4 RELIANCE ON COUNSEL. The Warrant Agent may consult at any time with legal counsel satisfactory to it and the Company (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                 16.5 PROOF OF ACTIONS TAKEN. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board or President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                 16.6 COMPENSATION. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the performance of its duties under this Agreement, and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement except as a result of the Warrant Agent's negligence or bad faith.

                 16.7 LEGAL PROCEEDINGS. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceedings relative thereto, any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

                 16.8 OTHER TRANSACTIONS IN SECURITIES OF COMPANY. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants, or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                 16.9 LIABILITY OF WARRANT AGENT. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

                 16.10 RELIANCE ON DOCUMENTS. The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, documents or instrument reasonably believed by it to be genuine and to have been signed, set or presented by the proper party or parties.

                 16.11 VALIDITY OF AGREEMENT. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will, when issued, be validly issued, fully paid and nonassessable, or as to the Warrant Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

                 16.12 INSTRUCTIONS FROM COMPANY. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, the Secretary or the Treasurer of the Company, and to apply to such officer for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or officers.

             SECTION 17. CHANGE OF WARRANT AGENT. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company thirty (30) days notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor warrant agent, whether appointed by the Company or such a court, shall be a bank or trust company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as warrant agent a combined capital and surplus of at least $100,000,000. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed, but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver for further assurance, conveyance, act or deed necessary for the purpose. Failure to file any notice provided for in this Section 17, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the successor warrant agent shall mail, by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

         SECTION 18. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company will file with the Warrant Agent a statement setting forth name and address of such subsequent transfer agent.

         SECTION 19. NOTICES. Any notice pursuant to this Agreement by the Company or by any Holder to the Warrant Agent, or by the Warrant Agent or by any Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed first class, postage prepaid (a) to the Company, at its offices at 12801 North Central Expressway, Suite 800, Dallas, Texas 75243, Attention: Chief Executive Officer; or (b) the Warrant Agent, to 12801 North Central Expressway, Suite 800, Dallas, Texas 75243,
Attention: Secretary. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

         Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders shall be in writing and shall be mailed first class, postage prepaid, or otherwise delivered to such Holders at their respective addresses on the books of the Warrant Agent.

         SECTION 20. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not materially adversely affect the interests of the Holders. The Holders of a majority of the Warrants outstanding at the time an amendment is proposed that may be inconsistent with the provisions of the Warrants or which may materially adversely affect the interest of the Holders may consent to such an amendment to this Agreement.

         SECTION 21. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 22. MERGER OR CONSOLIDATION OF THE COMPANY. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

         SECTION 23. APPLICABLE LAW. This Agreement and each Warrant issued hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

         SECTION 24. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent, and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrants.

         SECTION 25. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 26. CAPTIONS. The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.




                                            AMERICAN EAGLE GROUP, INC.


                                            By: M. Philip Guthrie
                                               --------------------------------

                                            Title: Chairman of the Board, CEO
                                                   and President
                                                   ----------------------------
[SEAL]


Attest:

Frederick G. Anderson
---------------------------------------

Title: Senior Vice President/General
       Counsel of Secretary
       --------------------------------



                                            AMERICAN FINANCIAL GROUP, INC.,


                                            By:  Carl H. Lendner
                                                 ------------------------------

                                            Title: Co-President
                                                   ----------------------------
[SEAL]

Attest:

Karl J. Grafe
---------------------------------------
Title: Assistant Secretary
       --------------------------------

                EXHIBIT A TO THE WARRANT SUBSCRIPTION AGREEMENT

              VOID AFTER 5:00 P.M. NEW YORK TIME, NOVEMBER 4, 2003



No.                                                         Warrants to Purchase
                                                  800,000 Shares of Common Stock


                           AMERICAN EAGLE GROUP, INC.

                        WARRANT TO PURCHASE COMMON STOCK


        This certifies that, for value received, American Financial Group, Inc. or registered assigns (the "Holder"), is entitled to purchase from American Eagle Group, Inc., a Delaware corporation (the "Company") , at any time after the date and for the term set forth in Section 5.1 of the Warrant Subscription Agreement referred to below, at the purchase price of $3.45 per share (the "Warrant Price"), the number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), shown above. The number of warrants, the number of shares purchasable upon exercise of the Warrants and the Warrant Price are subject to adjustment from time to time as set forth in the Warrant Subscription Agreement referred to below.

        Warrants may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed, which signature shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., and simultaneous payment of the Warrant Price at the principal office of American Eagle Group, Inc. (the "Warrant Agent"). Payment of such price shall be made at the option of the Holder hereof in cash, by certified or bank cashier's check drawn upon a bank chartered by the government of the United States or any state thereof, by surrender of outstanding Company debt at its face value (with no regard to accrued interest) or any combination thereof.

        This Warrant Certificate is issued under and in accordance with a Warrant Subscription Agreement dated as of November 5, 1996, between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Subscription Agreement, to all of which the Holder of this Warrant Certificate by acceptance hereof consents. A copy of the Warrant Subscription Agreement may be obtained by the Holder hereof upon written request to the Company.

        Upon any partial exercise of the Warrants evidenced by this Warrant Certificate, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate for the shares of Common Stock as to which the Warrants evidenced by this Warrant Certificate shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by surrender of this Warrant Certificate properly endorsed either separately or in combination with one or more other Warrant Certificates for one or more new Warrant Certificates evidencing the right of the Holder thereof to purchase the same aggregate number of shares as were purchasable on exercise of the Warrants evidenced by the Warrant Certificate or Certificates exchanged. No fractional shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Subscription Agreement. This Warrant Certificate is transferable at the office of the Warrant Agent in the manner and subject to the limitations set forth in the Warrant Subscription Agreement.

        The Holder hereof may be treated by the Company, the Warrant Agent, and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

        Neither the Warrants nor this Warrant Certificate entitle any Holder hereof to any of the rights of a stockholder of the Company.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.




DATED:

COUNTERSIGNED:


AMERICAN EAGLE GROUP, INC.
as Warrant Agent



By:
   ---------------------------------


                                             AMERICAN EAGLE GROUP, INC.


Attest:                                      By:
       -----------------------------            --------------------------------
        Secretary                            Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                           AMERICAN EAGLE GROUP, INC.

                                 PURCHASE FORM
                   (To be executed upon exercise of Warrant)

Warrant Agent

        The undersigned hereby irrevocably elects to exercise the right to purchase _______________ shares of Common Stock evidenced by the within Warrant Certificate, according to the terms and conditions thereof, and herewith makes payment of the purchase price in full by tendering cash or certified or bank cashier's check drawn upon a bank chartered by the government of the United States or any state thereof or debt of the Company at its principal amount in the aggregate amount of $__________________________. The undersigned requests that certificates for such shares of Common Stock shall be issued in the name of


--------------------------------------------------------------------------------
              (Please print Name, Address and Social Security No.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
and, if said number of shares shall not be all the shares purchasable thereunder, that a New Warrant Certificate for the balance remaining of the shares purchasable under the within Warrant Certificate be issued in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

DATED:               , 1996
      ---------------
Name of Warrantholder or Assignee:

         --------------------------------------------------------
                                   (Please Print)

Address:
        ---------------------------------------

        ---------------------------------------

             Signature:
                       -------------------------------------


Signature Guaranteed: (The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant Certificate has been assigned.)